As filed with the Securities and Exchange Commission on May 1, 2006





                                       SECURITIES ACT FILE NO.  _______________
                                INVESTMENT COMPANY ACT FILE NO. 811-21898


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X
                          PRE-EFFECTIVE AMENDMENT NO._


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                  AMENDMENT NO.__                        X
                           __________________________

                 OLD MUTUAL 2100 EMERGING MANAGERS FUND, L.L.C.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           --------------------------

                            OLD MUTUAL CAPITAL, INC.
                       4643 SOUTH ULSTER STREET, 6TH FLOOR
                             DENVER, COLORADO 80237
                           --------------------------

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (720) 200-7600

                                DAVID J. BULLOCK
                            OLD MUTUAL CAPITAL, INC.
                       4643 SOUTH ULSTER STREET, 6TH FLOOR
                             DENVER, COLORADO 80237
                                 (720) 200-7600
                           --------------------------

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                             GEORGE M. SILFEN, ESQ.
                            SCHULTE ROTH & ZABEL, LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                                ANDRA OZOLS, ESQ.
                            OLD MUTUAL CAPITAL, INC.
                       4643 SOUTH ULSTER STREET, 6TH FLOOR
                             DENVER, COLORADO 80237

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
               AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                           THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:
[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:
[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                 PROPOSED
                                  MAXIMUM            AMOUNT OF
TITLE OF SECURITIES              AGGREGATE          REGISTRATION
  BEING REGISTERED            OFFERING AMOUNT           FEE


Limited Liability
Company Interests                $1,000,000           $107.00

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

                             PRELIMINARY PROSPECTUS

                             SUBJECT TO COMPLETION
                                      DATED
                                 [ ----------- ]
                 OLD MUTUAL 2100 EMERGING MANAGERS FUND, L.L.C.
                                 ---------------
                       LIMITED LIABILITY COMPANY INTERESTS
                                 ---------------

      Old Mutual 2100 Emerging Managers Fund, L.L.C. (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility.

      THE LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("INTERESTS") ARE NOT DEPOSITS IN, OBLIGATIONS OF, OR GUARANTEED BY THE FUND OR ANY OF ITS AFFILIATES OR BY ANY BANK, ARE NOT GOVERNMENT GUARANTEED OR INSURED, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE "INVESTMENT PRACTICES AND RELATED RISK FACTORS."

                                 TOTAL OFFERING
  Amount(1)                                                        [$         ]
  Sales Load(2)                                                    [$         ]
  Proceeds to the Fund(3)                                          [$         ]
---------------
1 Generally, the minimum initial investment by an investor is $250,000 (net of any applicable sales load). Subsequent investments must be at least $25,000 (net of any applicable sales load). These minimums may be reduced for certain investors.
2 Assumes a maximum sales load of [____]%. The specific amount of the sales load paid with respect to an investor is generally dependent on the size of the investment in the Fund, but will not exceed [____]% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among the Fund's distributors. SEE "Purchases of Interests -- Plan of Distribution.")
3 These estimated proceeds assume the sale of all Interests registered under this offering.

     Old Mutual Investment Partners, an affiliate of Old Mutual Capital, Inc., serves as the distributor of the Interests and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of Old Mutual Investment Partners is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. Additional distributors (collectively with Old Mutual Investment Partners, the "Distributors") may also be appointed. The sales load payable to a Distributor is charged as a percentage of an investor's investment amount. The sales load will be subtracted from an investor's investment amount and will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. Old Mutual Investment Partners provides or arranges for the provision of certain investor and account maintenance services pursuant to a Member Services Agreement with the Fund for which the Fund pays a quarterly fee at an annualized rate of [__]% of the average net assets of the Fund during the calendar quarter. SEE "Member and Account Services Arrangements." Interests will be sold only to investors qualifying as "Eligible Investors" as described in this Prospectus.

     The initial offering period will run through [ ], unless extended, and generally requires a minimum initial investment from each investor of $250,000 (net of any applicable sales load).

     Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make inquiries by calling [___________] or by writing to the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website at www.sec.gov.

                            OLD MUTUAL CAPITAL, INC.
                               INVESTMENT ADVISER
                                ----------------
                            4643 SOUTH ULSTER STREET
                                    6TH FLOOR
                             DENVER, COLORADO 80237

                         OLD MUTUAL INVESTMENT PARTNERS

                                TO ALL INVESTORS

      This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Interests will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Limited Liability Company Agreement of the Fund (the "Company Agreement") dated [___________], which appears in Appendix A. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Interests are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

     Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided a notice of such change is given to you.

     You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

     We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Interests from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                                TABLE OF CONTENTS


Offering Summary..............................................................5

Summary of Fund Expenses.....................................................19

The Fund.....................................................................20

Use of Proceeds; Cash Equivalents............................................20

Structure....................................................................20

Investment Program...........................................................21

Investment Practices and Related Risk Factors................................25

Additional Risk Factors......................................................33

Performance History..........................................................37

Investment Policies and Restrictions.........................................37

Management of the Fund.......................................................38

Investment Advisory Services.................................................41

Voting.......................................................................43

Brokerage....................................................................43

Member and Account Services Arrangements.....................................44

Administrator................................................................44

Custodian and Escrow Agent...................................................45

Fees and Expenses............................................................45

Capital Accounts and Allocations.............................................46

Conflicts of Interest........................................................49

Code of Ethics...............................................................51

Purchases of Interests.......................................................51

Redemptions, Repurchases of Interests and Transfers..........................53

Tax Aspects..................................................................56

ERISA Considerations.........................................................68

Additional Information and Summary of Limited Liability Company Agreement....70

Reports to Members...........................................................71

Term, Dissolution and Liquidation............................................71

Fiscal Year..................................................................72

Independent Registered Public Accounting Firm................................72

Inquiries....................................................................72

Appendix A - Company Agreement..............................................A-1

Appendix B - Financial Statements...........................................B-1

Appendix C - Form of Investor Certification.................................C-1

Appendix D - Adviser Performance Information................................D-1

                                OFFERING SUMMARY

IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF OLD MUTUAL 2100 EMERGING MANAGERS FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING A LIMITED LIABILITY COMPANY INTEREST IN OLD MUTUAL 2100 EMERGING MANAGERS FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD REVIEW THE ENTIRE PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE A LIMITED LIABILITY COMPANY INTEREST IN OLD MUTUAL 2100 EMERGING MANAGERS FUND, L.L.C.

THE FUND                      Old Mutual 2100  Emerging  Managers  Fund,  L.L.C.
                              (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed-end, management investment company. Old Mutual Capital, Inc. (the "Adviser") serves as the Fund's investment adviser and 2100 Larch Lane LLC ("2100" or the "Sub-Adviser") has been retained by the Adviser to serve as the Fund's sub-adviser.

                              Investors who purchase limited liability company interests in the Fund ("Interests") in the offering, and other persons who acquire Interests and are admitted to the Fund by its Board of Managers (each member of the Board of Managers, a "Manager" and collectively, the "Board of Managers"), will become members of the Fund ("Members").

                              The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a private investment fund in that it will be actively managed and Interests will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it will permit investments in relatively modest minimum denominations and it has registered as an investment company under the 1940 Act and has registered the offering of its Interests under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT OBJECTIVE AND      The  Fund's  investment  objective  is to  seek to
INVESTMENT PROGRAM            generate  attractive  returns while  attempting to
                              reduce  volatility.  In  pursuing  its  investment
                              objective,  the Fund invests  substantially all of
                              its assets in Old Mutual  2100  Emerging  Managers
                              Master Fund,  L.L.C.  (the "Master Fund"), a newly
                              formed Delaware limited liability company, [which,
                              like the Fund, is registered  under the 1940 Act.]
                              The  Master  Fund,  in turn,  invests  its  assets
                              primarily  in  private   investment  funds,  joint
                              ventures,  investment companies, and other similar
                              investment  vehicles  ("Portfolio Funds") that are
                              managed by a select  group of  portfolio  managers
                              ("Portfolio Managers") that invest in a variety of
                              financial  markets  and  utilize a broad  range of
                              alternative investment strategies. The Master Fund
                              will invest  primarily in Portfolio  Funds managed
                              by Portfolio  Managers  that are deemed by 2100 to
                              be "emerging managers." 2100 will deem a Portfolio
                              Manager  to  be  an   "emerging   manager"   under
                              circumstances   where,   at   the   time   of  the
                              investment:  (i) the Portfolio Manager has been in
                              operation  for  three  years  or  less;  (ii)  the
                              Portfolio  Fund has been in  operation  for  three
                              years or less and the  Portfolio  Manager does not
                              have a greater  than three  year  track  record in
                              employing the investment  program of the Portfolio
                              Fund;  or (iii)  the  Portfolio  Manager's  assets
                              under
                              management is under $100 million. The Master
                              Fund  has  the  same   investment   objective  and
                              substantially  the  same  investment  policies  as
                              those  of  the  Fund.   This  form  of  investment
                              structure  is commonly  known as a  "master/feeder
                              fund"   arrangement.   2100  is  responsible   for
                              determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.

                              In allocating the assets of the Master Fund, it is expected that 2100 will take an "absolute return" approach, I.E., seek to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the 2100 expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage, and (v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (SEE "Investment Program" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.)

                              2100 may also allocate the assets of the Master Fund to Portfolio Funds employing a small mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading " and " Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a much smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies.

                              PORTFOLIO MANAGER SELECTION PROCESS. Portfolio Managers are selected on the basis of various criteria established by 2100, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms, and the
                              Portfolio   Manager's  track  record.

                              2100 will regularly monitor the performance of each Portfolio Fund and evaluate each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. 2100 may: (i) reallocate the Master Fund's assets among Portfolio Managers;
                              (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio.

                              The identity and number of Portfolio Managers is likely to change over time. 2100 may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                              PORTFOLIO ACCOUNTS. 2100 intends to invest the Master Fund's assets in Portfolio Funds. Although it is not currently anticipated, the Master Fund may, in the future, subject to the approval of the Board of Managers, retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (E.G., as separately managed accounts). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account is referred to as a "Portfolio Account." Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are referred to in this Prospectus as "Sub-Managers."

                              PORTFOLIO FUND INVESTMENTS AND INVESTMENT PRACTICES. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances, or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. 2100 expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

                              Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. For purposes of complying with applicable investment restrictions and limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Accounts that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

                              TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by 2100, the Fund or the Master Fund, may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See "Investment Practices And Related Risk Factors -- Money Market Instruments.")

                              1940 ACT LIMITATIONS. The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by 2100, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio
                              Funds.   Although   the   Master

                              Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                              An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

POTENTIAL BENEFITS OF         By investing in the Fund, Members gain access to a
INVESTING IN THE FUND         group  of  Portfolio   Managers   whose   services
                              typically   are  not   available  to  the  general
                              investing  public,  whose  investment funds may be
                              closed from time to time to new  investors  or who
                              otherwise may place stringent  restrictions on the
                              number and type of persons  whose  money they will
                              manage.  The Fund provides Members the opportunity
                              to  participate  in the  investment  programs of a
                              professionally selected cross-section of Portfolio
                              Managers,   without  being  subject  to  the  high
                              minimum  investment  requirements  that  Portfolio
                              Managers  typically  would  impose  on  investors.
                              Allocation of assets among Portfolio  Managers has
                              the   potential  to  reduce  the   volatility   of
                              investment   returns  from  that  which  might  be
                              associated with a direct investment with any single Portfolio Manager.

BORROWINGS                    The Fund and the  Master  Fund are  authorized  to
                              borrow  money  for  investment  purposes,  to meet
                              repurchase   requests  and  for  cash   management
                              purposes.  Borrowings  by the  Fund or the  Master
                              Fund, including any borrowings by the Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940
                              Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as "leverage") is a speculative practice that involves risks. It is anticipated that any borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be made solely for Portfolio Accounts, and aside from this potential use, are not a principal investment strategy of the Master Fund. (SEE
                              "Principal Risk Factors" and "Investment Program -
                              Borrowing;  Use of  Leverage.")

RISK FACTORS                  The investment  program of the Fund is speculative
                              and involves substantial risks. There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend upon the performance of the Portfolio Managers with which the Master Fund will invest, and 2100's ability to select Portfolio Managers and to allocate and reallocate effectively the Fund's assets among Portfolio Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

                              AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:


                              o Investing  in the  Fund can  result  in a loss
                                of invested capital. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.

                              o The Master Fund is a  non-diversified  fund  and
                                invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk. Further, as a non-diversified fund, the Master Fund is permitted to concentrate investments in a smaller number of Portfolio Funds than a
                                "diversified   fund"   (although  it  is
                                currently anticipated that the MasterFund will allocate assets to more than [__] Portfolio Funds).

                              o There are special tax risks  associated  with an
                                investment in the Fund. (SEE

                                "Tax Aspects.")

                              o The  Fund  and the  Master  Fund  are,  and many
                                Portfolio Funds and Portfolio Managers may be, newly formed and have no operating histories or only limited operating histories.

                              o Interests  will not be traded on any  securities
                                exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Investment Practices and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering an Interest for repurchase in connection with a repurchase offer made by the Fund will have that Interest repurchased in that repurchase offer. o


                              o An investor who meets the conditions  imposed by
                                the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $250,000 could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, a Member bears a PRO RATA portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds. o


                              o The fees and other  expenses  borne directly and
                                indirectly by the Fund, including those of the Master Fund, which include the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in the Portfolio Funds, are higher than those of most other registered investment companies.

                              INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

                              o Portfolio Funds generally will not be registered
                                as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds).

                              o Portfolio Funds may, in some cases,  concentrate
                                their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                              o 2100   may   have   little   or  no   means   of
                                independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to 2100, which may involve risks under some market conditions that are not anticipated by 2100.

                              o The Master Fund relies  primarily on information
                                provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of
                                Portfolio   Accounts).

                              o Portfolio  Managers typically charge asset-based
                                management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds (or by retaining a Portfolio Manager to manage a Portfolio Account), will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

                              o The  performance-based  fees or  allocations  to
                                Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                              o Each   Portfolio   Manager   will   receive  any
                                performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

                              o Investment  decisions  for  Portfolio  Funds are
                                made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                              o To  the  extent  the   Master   Fund   purchases
                                non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

                              o The Master Fund may make additional  investments
                                in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                              o Portfolio  Funds may be permitted to  distribute
                                securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, 2100 would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Fund of all or a portion of Interests of Members.

                              INVESTING IN A MASTER/FEEDER ARRANGEMENT INVOLVES CERTAIN ADDITIONAL RISKS, INCLUDING THE FOLLOWING:

                              o The Fund  pursues its  investment  objective  by
                                investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase interests. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

                              o A change in the investment  objective,  policies
                                or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any changes are implemented.

                              o Interests   in  the  Master  Fund  are  held  by
                                investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

                              o Other  investors in the Master Fund offer shares
                                (or interests) to their respective investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

MANAGEMENT                    The Board of Managers  has overall  responsibility
                              for  the   management   and   supervision  of  the
                              operations  of  the  Fund.  The  initial  Managers
                              serving on the Board of Managers have been elected
                              by the  organizational  Member of the Fund (who is
                              affiliated  with  the  Manager).  By  signing  the
                              Company  Agreement,  each Member will be deemed to
                              have  voted  for  the  election  of  each  of  the
                              Managers. Any vacancy on the Board of Managers may
                              be filled by the remaining Managers, except to the
                              extent  the  1940 Act  requires  the  election  of
                              Managers  by Members.  A majority of the  Managers
                              are persons who are not  "interested  persons" (as
                              defined by the 1940 Act) of the Fund,  the Adviser
                              or  2100 or  their  affiliates  (the  "Independent
                              Managers").   (SEE   "Board   of   Managers"   and
                              "Voting.")

                              The Master Fund also has a board of managers (the "Master Fund Board") which currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

THE ADVISER                   Old  Mutual  Capital,  Inc.  (the  "Adviser"),   a
                              Delaware  corporation,  serves  as the  investment
                              adviser  of the  Master  Fund  and the  Fund.  The
                              Adviser is  registered  as an  investment  adviser
                              under  the  Investment  Advisers  Act of 1940,  as
                              amended  (the  "Advisers  Act").  The  Adviser was
                              organized  in  2004  and  is a  subsidiary  of Old
                              Mutual (US)  Holdings Inc.  ("OMUSH"),  which is a
                              wholly-owned  subsidiary  of  Old  Mutual  plc,  a
                              London  exchange-listed   international  financial
                              services firm. As of [___], the Adviser provided investment advisory services to client portfolios with assets of approximately [___].

                              Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. Pursuant to its management agreement with the Master Fund, the
                              Adviser  is  responsible   for developing,
                              implementing, and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund.

                              In consideration for the services provided by the Adviser, the Fund pays the Adviser a [_____] fee at an annualized rate of [_____] of the average net assets of the Fund during the [_____] (after adjustment for any purchases effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within [___] business days after the end of the [___]. The Adviser also provides office space, telephone and utilities and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Management Agreement and its management agreement with the Master Fund. The Master Fund does not pay any advisory fee to the Adviser under its management agreement. However, under that agreement, in the event the Adviser ceases to serve as the investment adviser to the Fund, the Master Fund would then be subject to advisory fees that would not exceed those currently charged to the Fund under the Management Agreement.

THE  SUB-ADVISER              2100 Larch Lane LLC ("2100" or the "Sub-Adviser"),
                              a Delaware  limited  liability  company,  has been
                              retained  by the  Adviser  to  provide  day-to-day
                              investment  management services to the Master Fund
                              and the Fund.  2100 is registered as an investment
                              adviser  under the Advisers Act. LLA Holdings LLC,
                              the special  member of 2100,  owns 75% of 2100 and
                              is an indirect majority-owned subsidiary of OMUSH.
                              As of [___],  2100  provided  investment  advisory
                              services  to  client  portfolios  with  assets  of
                              approximately   [___].  As  compensation  for  the
                              services provided by 2100, the Adviser pays 2100 a
                              [___]  fee  equal to  [__]of  the  Management  Fee
                              received by the Adviser pursuant to the Management
                              Agreement.  The fee paid to 2100 is not an expense
                              of  the  Fund.  See   "Management  of  the  Fund."

ADMINISTRATOR                 [_____]  (the  "Administrator")  provides  various
                              administrative  services  to the  Fund,  including
                              fund accounting,  investor accounting and taxation
                              services, maintaining the register of the Fund and
                              generally  performing  all actions  related to the
                              issuance and transfer of Interests; reviewing and,
                              subject  to  approval   by  the  Fund,   accepting
                              subscriptions  for Interests and accepting payment
                              therefore;  performing  all  acts  related  to the
                              repurchase of Interests;  and performing all other
                              clerical services necessary in connection with the
                              administration  of the Fund. The Administrator may
                              delegate   its   administrative   functions  to  a
                              sub-administrator.   In  consideration  for  these
                              services,  the  Fund  pays  the  Administrator  an
                              annual fee [(paid  monthly)] in an amount equal to
                              a maximum of [_____]%,  per annum,  of the average
                              net  assets  of the  Fund,  subject  to an  annual
                              minimum  fee of  $[_____]  during  the first  year
                              during  which  the  contract  is  effective  and a
                              yearly  minimum  fee  of  $[_____]for   each  year
                              thereafter. The Administrator also serves as the transfer agent for Interests.

CUSTODIAN AND ESCROW AGENT    [________]  serves as the custodian for the assets
                              of the Fund. [________] serves as the escrow agent for the assets of the Fund.

MEMBER  AND  ACCOUNT          The  Fund  has  entered  into  a  Member  Services
SERVICES                      Agreement with Old Mutual Investment Partners (the
                              "Service Agent"), an affiliate of the Adviser, to provide (or arrange for the provision of) ongoing
                              Member and account maintenance services.

                              The Fund pays a [_______] fee to the Service Agent at an annualized rate of [____] of the average net assets of the Fund [during the calendar quarter] (the "Member Servicing Fee"). The Service Agent may pay all or a portion of this amount to retain broker-dealers and financial advisors ("Member Service Providers") to provide Member and account maintenance services. Furthermore, the Adviser, in its discretion and from its own resources, may pay to Member Service Providers in respect of their customers' investments in the Fund, additional compensation not to exceed [____] (on an annualized basis) of the aggregate value of outstanding Interests held by Members introduced by the Member Service Provider. (SEE "Member and Account Services Arrangements.")

FEES AND EXPENSES             The Adviser bears all of its own costs incurred in
                              providing  investment  advisory and other services
                              to the Fund and the Master Fund,  including travel
                              and other  expenses  related to the  selection and
                              monitoring  of  Portfolio  Managers  (except  with
                              respect  to   performing   background   checks  on
                              Portfolio Managers and retaining third parties to provide risk management services).

                              In addition to fees paid under the Management Agreement and Member Services Agreement, the Fund bears its own operating expenses and, indirectly through its investment in the Master Fund, a PRO RATA portion of the Master Fund's operating --- ---- expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among 2100 and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                              The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between [_____], on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between [_____] of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account-related advisory arrangements will be subject to the approval of the Board of Managers and Members.

                              The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to [___] per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.
                              Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. (SEE "Fees and Expenses.") None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the
                              Expense   Limitation   Agreement.

ALLOCATION  OF PROFITS        The Fund maintains a separate  capital account for
AND LOSSES                    each  Member.  The  initial  balance of a Member's
                              capital  account  will  equal  the  amount  of the
                              Member's initial capital contribution to the Fund.
                              The  net   profits  or  net  losses  of  the  Fund
                              (including,  without limitation, net realized gain
                              or  loss  and  the  net   change   in   unrealized
                              appreciation   or   depreciation   of   securities
                              positions) are credited to or debited  against the
                              capital  accounts of Members as of the end of each
                              fiscal period in accordance with their  respective
                              investment   percentages  for  the  period.   Each
                              Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                              A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31);
                              (iii) the day preceding the date as of which any contribution to the capital of the Fund is made;
                              (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or
                              (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. (SEE "Capital Accounts and Allocations.")

CONFLICTS OF INTEREST         The  investment  activities of the Adviser,  2100,
                              the Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.

PURCHASES  OF  INTERESTS      Generally,  the minimum  initial  investment by an
                              investor  is $250,000  and the minimum  additional
                              investment is $25,000 (each, net of any applicable
                              sales load).  Distributors  have the discretion to
                              reduce  the  minimum  initial  investment  for  an
                              investor to an amount not lower than  $50,000 (net
                              of any applicable sales load). The minimum initial
                              investment for employees of the Adviser, 2001 or a
                              Distributor and their  affiliates,  and members of
                              their   immediate   families,   and  in  the  sole
                              discretion   of  the   Adviser,   as   applicable,
                              attorneys  and  other  professionals   engaged  on
                              behalf of the Fund and members of their  immediate
                              families,  is $25,000 (net of any applicable sales
                              load). The minimum initial and minimum  additional
                              investment   requirements   may  be   reduced   or
                              increased  by the  Board  of  Managers.

                              The Fund expects to offer Interests once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed investor certification before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Interests and the Board of Managers may, in its sole discretion, suspend purchases of Interests at any time.

                              Distributors may be retained by the Fund to assist in the offer and sale of Interests and will generally be entitled to a sales load and an ongoing servicing fee for such services. As of the date of this Prospectus, [_______________] has been selected to serve as the Distributor of the Interests and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed [____] of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among the Distributors.) The applicable sales load will be charged as a percentage of an investor's investment amount. The sales load will be subtracted from an investor's investment amount and will not constitute an investment by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Distributor in consultation with the Fund and is expected to be waived for the Adviser and 2100 and their affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Distributors and certain of their affiliates. (SEE "Purchases of Interests - Plan of Distribution.")

INITIAL  CLOSING DATE         The  initial   closing   date  for   purchases  of
                              Interests is expected to be [______], or such earlier or later date as the Adviser determines.
                              Monies received from prospective investors in advance of the initial closing date will be held in a non-interest bearing escrow account until the initial closing date.

INVESTOR  SUITABILITY         An  investment  in the Fund  involves  substantial
                              risks  and is not  necessarily  suitable  for  all
                              eligible  investors.  You may lose  some or all of
                              your  investment  in the  Fund.  Before  making  a
                              decision  to  invest  in  the  Fund,   you  should
                              consider whether the investment is consistent with
                              your investment goals and needs and your financial
                              situation,  considering  such  factors as personal
                              net  worth,   income,   age,  risk  tolerance  and
                              liquidity  needs.

INVESTOR  ELIGIBILITY         The  Fund  intends  to  sell   Interests  only  to
                              prospective  investors  who are U.S.  persons  for
                              Federal tax purposes  and who meet the  definition
                              of  an   "accredited   investor"   as  defined  in
                              Regulation D under the 1933 Act. Investors who are
                              "accredited  investors" as defined in Regulation D
                              (generally, persons having an individual income in
                              excess of  $200,000 in each of the two most recent
                              years or joint income with that person's spouse in
                              excess  of  $300,000  in each of those  years  and
                              having a  reasonable  expectation  of reaching the
                              same income level in the current year; individuals
                              having a net  worth of at  least  $1  million;  or
                              entities  having  total  assets  of  at  least  $5
                              million or entities all of whose beneficial owners
                              are themselves  accredited investors) are referred
                              to in this  Prospectus  as  "Eligible  Investors."
                              Each  prospective  investor  will be  required  to
                              certify that the Interest  subscribed for is being
                              acquired directly or indirectly for the account of
                              an Eligible  Investor.  An existing  Member who is
                              subscribing  to make an  additional  investment in
                              the  Fund   will  be   required   to  meet   these
                              eligibility criteria at the time of the additional
                              investment.  The relevant investor  qualifications
                              are set forth in the investor  certification  that
                              must be  completed by each  prospective  investor.
                              (The form of certification that each investor will
                              be asked to sign is  contained  in  Appendix  C of
                              this  Prospectus.)  Interests may not be purchased
                              by  nonresident  aliens,   foreign   corporations,
                              foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue
                              Code of 1986,  as amended.

TRANSFER  RESTRICTIONS        Interests held by Members may be transferred only:
                              (i) by  operation  of law  pursuant  to the death,
                              divorce,  bankruptcy,  insolvency,  dissolution or
                              adjudication of incompetency of a Member;  or (ii)
                              with the written  consent of the Board of Managers
                              (which may be  withheld  in its sole  discretion).
                              The  Board  of  Managers
                              may  not  consent  to  a  transfer  other  than  a
                              transfer:  (i)  in  which  the  tax  basis  of the
                              Interest  in  the  hands  of  the   transferee  is
                              determined,  in whole or in part,  by reference to
                              its tax basis in the hands of the transferor; (ii)
                              to  members  of  the  Member's   immediate  family
                              (brothers, sisters, spouse, parents and children);
                              (iii)   as  a   distribution   from  a   qualified
                              retirement   plan  or  an  individual   retirement
                              account;  or (iv) a transfer to which the Board of
                              Managers  may consent  pursuant  to the  following
                              sentence.  The Board of  Managers  may  consent to
                              other pledges,  transfers,  or  assignments  under
                              such other  circumstances and conditions as it, in
                              its sole discretion, deems appropriate;  PROVIDED,
                              HOWEVER, that prior to any such pledge,  transfer,
                              or assignment, the Board of Managers shall consult
                              with  counsel  to the  Fund to  ensure  that  such
                              pledge, transfer, or assignment will not cause the
                              Fund  to  be   treated  as  a   "publicly   traded
                              partnership"  taxable  as  a  corporation.  In  no
                              event, however, will any transferee or assignee be
                              admitted  as a  Member  without  the  consent  (or
                              ratification)  of the Board of Managers  which may
                              be withheld in its sole  discretion.  A Member who
                              transfers  an Interest  may be charged  reasonable
                              expenses,  including  attorneys' and  accountants'
                              fees,  incurred by the Fund in connection with the
                              transfer.   (SEE   "Redemptions,   Repurchase   of
                              Interests    and   Transfers   --   Transfers   of
                              Interests.")

REDEMPTIONS AND REPURCHASES Interests are not redeemable and a Member has no OF INTERESTS BY THE FUND right to require the Fund to redeem its Interest.
                              The Fund will  from  time to time  make  offers to
                              repurchase  Interests  from  Members  pursuant  to
                              written tenders. Repurchase offers will be made at
                              such times and on such terms as may be  determined
                              by the Board of Managers,  in its sole discretion.
                              In  determining  whether the Fund should  offer to
                              repurchase  Interests  or  portions  thereof  from
                              Members,  the Board of Managers  will consider the
                              recommendations   of  the  Adviser.   The  Adviser
                              currently  expects  that it will  recommend to the
                              Board  of   Managers   that  the  Fund   offer  to
                              repurchase  Interests  from  Members no later than
                              [_____________],  and thereafter,  four times each
                              year, as of the last day of each calendar quarter.
                              The  Board of  Managers  will  also  consider  the
                              following  factors,  among  others,  in  making  a
                              determination  as to  whether  to make an offer to
                              repurchase Interests from Members: (i) whether any
                              Members  have  requested  the  Fund to  repurchase
                              their  Interests  or  portions  thereof;  (ii) the
                              liquidity  of the  Fund's  assets  (including  the
                              liquidity of investments held by the Master Fund);
                              (iii) the  investment  plans and  working  capital
                              requirements   of  the  Fund;  (iv)  the  relative
                              economies of scale with respect to the size of the
                              Fund; (v) the history of the Fund in  repurchasing
                              Interests;  (vi)  the  economic  condition  of the
                              securities markets;  and (vii) the anticipated tax
                              consequences   of  any  proposed   repurchases  of
                              Interests or portions thereof. (SEE "Redemptions, Repurchases of Interests and Transfers - No Right
                             of Redemption"  and "- Repurchases of Interests.")

                              The Company Agreement generally provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request to the Fund for the repurchase of its entire Interest, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                              If a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Fund will repurchase only a PRO RATA portion of the Interest tendered by each Member. In addition, a Member who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser, 2100 or a Distributor and their affiliates, and members of their immediate families, and in the sole discretion of the Adviser, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families) or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained. The Fund may redeem all or part of an Interest if, among other reasons, ownership of an Interest by a Member would cause the Fund, the Master Fund, the Adviser or 2100 to be in violation of, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION Counsel to the Fund will render an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also will render its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. (See "Tax Aspects.")

ERISA  PLANS  AND  OTHER      Entities subject to the U.S.  Employee  Retirement
TAX-EXEMPT INVESTORS          Income Security Act of 1974, as amended ("ERISA"),
                              and  other   tax-exempt   entities   may  purchase
                              Interests in the Fund  provided  they meet certain
                              qualifications. It is possible that 25% or more of
                              the  aggregate net asset value of Interests may be
                              held by benefit plan investors (as defined in U.S.
                              Department of Labor Plan Asset Regulation,  29 CFR
                              2510.3-101).  Because the Portfolio Funds and to a
                              lesser  extent,  the Fund and the Master Fund, may
                              use leverage and the Portfolio Funds may engage in
                              certain business activities,  investors subject to
                              ERISA,  and other  tax-exempt  investors may incur
                              income  tax  liability  to the  extent  the Fund's
                              transactions   are   treated  as  giving  rise  to
                              unrelated business taxable income. The Fund is not
                              designed for  investment by  charitable  remainder
                              trusts  and,   therefore,   such  trusts  may  not
                              purchase  Interests.  Investment  in  Interests by
                              tax-exempt  entities  subject  to ERISA  and other
                              U.S.    tax-exempt   entities   requires   special
                              consideration. Trustees or administrators of such tax-exempt entities are urged to carefully review the matters discussed in this Prospectus. (See
                              "ERISA Considerations" and "Tax Aspects.")

REPORTS TO  MEMBERS           The  Fund  will  furnish  to  Members  as  soon as
                              practicable  after  the end of each  taxable  year
                              such  information  as is  necessary  for  them  to
                              complete their income tax or information  returns,
                              along with any other tax  information  required by
                              law. The Fund's ability to provide final Schedules
                              K-1 to  Members  for any given  tax year  prior to
                              April 15 of the  following  year will  depend upon
                              when it receives the  requisite  information  from
                              Portfolio Funds.  (SEE "Additional Risk Factors --
                              Special Risks of  Multi-Manager  Structure.")  The
                              Fund  will  provide   Schedules  K-1  as  soon  as
                              practicable   after  it  receives  all   necessary
                              information.  However,  delays  frequently  occur.
                              Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns.

                              The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM                          The Fund's  term is  perpetual  unless the Fund is
                              otherwise   terminated  under  the
                              terms of the Company Agreement.

FISCAL YEAR AND               For accounting purposes, the Fund's fiscal year is
TAXABLE  YEAR                 the 12-month  period ending on March 31. The first
                              fiscal year of the Fund will commence on the initial closing date, and will end on March 31, 2007. The 12-month period ending December 31 of each year is the taxable year of the Fund.

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

      INVESTOR TRANSACTION EXPENSES

         Maximum Sales Load (as a percentage of offering price) (1)...  [____]%

         Maximum Repurchase Fee.......................................     None

      ANNUAL EXPENSES (as a percentage of net assets attributable to Interests)

         Management Fee...............................................  [____]%

         Other Expenses(2)............................................    [___]

         Total Annual Expenses(3).....................................    [___]

         Total Annual Expenses After Expense Limitation(3)............    [___]


    Based on estimates of expenses for the fiscal year ending March 31, 2007.

-------------

(1) In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. SEE "Purchases of Interests --Plan of Distribution."

(2) Reflects all expected ordinary operating expenses for the current fiscal year, including an Administration Fee of [___] to be paid to [_____] and a Member Servicing Fee of [____] to be paid to [_____] as well as organization and offering expenses. Does not include the Management Fee or any fees charged to the Master Fund by a Portfolio Fund.

(3) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to [___] per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. (SEE "Fees and Expenses.") None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses that the Fund will bear directly, including custody fees and expenses, as well as any expenses related to the offering. In addition to the costs and expenses that investors in the Fund bear directly or indirectly, the Fund bears costs and expenses, indirectly through its investment in the Master Fund, which is an investor in Portfolio Funds (or if the Master fund retains Portfolio Managers to manage Portfolio Accounts), which are not reflected in the table and reduce the Fund's investment returns. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between [___] of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between [___] of its net capital appreciation (if any). For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "Investment Advisory Services," "Member and Account Services Arrangements" and "Purchases of Interests."

EXAMPLE:

     An investor would pay the following expenses on a $250,000 investment, assuming a 5% annual return:*

     1 YEAR                 3 YEARS              5 YEARS              10 YEARS
     ------                 -------              -------              --------
     [----]                  [----]               [----]               [----]

The Example above is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect (and also reflects the maximum [____] sales load that may be assessed on a $[_____] investment in the
Fund). It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

-------------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

     An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

     1 YEAR                 3 YEARS               5 YEARS              10 YEARS
     ------                 -------               -------              --------
     [----]                 [----]                 [----]               [----]

                                    THE FUND

     Old Mutual 2100 Emerging Managers Fund, L.L.C. (the "Fund") is a newly formed Delaware limited liability company that is registered under the
Investment   Company  Act  of  1940,   as  amended  (the  "1940   Act"),   as  a
non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in Old Mutual 2100 Emerging Managers Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company [that is also registered under the 1940 Act.] The Fund's principal office is located at c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237 and its telephone number is [_____]. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Managers of the Fund (the "Board of Managers"). Investors who purchase limited liability company interests in the Fund ("Interests") in the offering being made hereby will become members of the Fund ("Members").


                        USE OF PROCEEDS; CASH EQUIVALENTS

     The net proceeds of the offering of Interests (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by 2100, the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers may also invest in such cash equivalents.


                                    STRUCTURE

     The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a private investment fund in that the investment funds in which the assets of the Fund through the Master fund, are invested be actively managed and Interests will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it will permit investments in relatively modest minimum denominations. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual 2100 Emerging Managers Master Fund, L.L.C. (the "Master Fund"), a newly formed Delaware limited liability company, [which, like the Fund, is registered under the 1940 Act.] The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund will invest primarily in Portfolio Funds managed by Portfolio
Managers that are deemed by 2100 to be "emerging managers." 2100 will deem a Portfolio Manager to be an "emerging manager" under circumstances where, at the time of the investment: (i) the Portfolio Manager has been in operation for three years or less; (ii) the Portfolio Fund has been in operation for three years or less and the Portfolio Manager does not have a greater than three year track record in employing the investment program of the Portfolio Fund; or (iii) the Portfolio Manager's assets under management is under $100 million. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. 2100 Larch Lane LLC ("2100" or the "Sub-Adviser") is responsible for determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.

     At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

     In allocating the assets of the Master Fund, it is expected that 2100 will take an "absolute return" approach, i.e., seek to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, 2100 expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage, and
(v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (See "Investment Strategies") for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.) 2100 may also allocate the assets of the Master Fund to Portfolio Funds employing a small mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading " and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies. The Strategies, as well as various others, that may be employed by Portfolio Managers are described below under "Investment Strategies."

     PORTFOLIO MANAGER SELECTION. 2100 is responsible for researching and identifying Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are chosen on the basis of selection criteria established by 2100, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms, and the Portfolio Manager's track record. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund.

     The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve attractive long-term risk-adjusted returns. 2100 will regularly monitor the performance of each Portfolio Fund and evaluate each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. 2100 may: (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. 2100 may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

     PORTFOLIO FUND INVESTMENTS AND INVESTMENT PRACTICES. Portfolio Managers may invest in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances, or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. 2100 expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

     Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. For purposes of complying with applicable investment restrictions and limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Accounts that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

     PORTFOLIO ACCOUNTS. The Fund intends to invest its assets primarily in Portfolio Funds. The Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Fund will be the sole limited partner). Any arrangement in which the Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Fund on a managed account basis are collectively referred to as "Sub-Managers."

     1940 ACT LIMITATIONS. The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by 2100, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the

Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

     TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by 2100, the Fund or the Master Fund, may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market fund, or hold cash, for liquidity purposes. (See "Investment Practices And Related Risk Factors -- Money Market Instruments.")

THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR ANY PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, THE USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE MASTER FUND, AND, THEREFORE THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

     The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. 2100 follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

     It is currently expected that a majority of the Master Fund's portfolio will be comprised of Portfolio Funds employing "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." The other portion of the Fund's portfolio is expected to be comprised of a small mix of other strategies, including but not limited to "Global Macro," "Currency & Commodity Trading " and "Multi-Strategy." A description of these strategies identified above is contained below. The discussion is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio.

                            RELATIVE VALUE ARBITRAGE

     Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage, and
(v) Event Arbitrage.

          o CONVERTIBLE ARBITRAGE. Buying "long" a convertible bond or preferred stock and selling "short" the underlying common stock into which the bond or preferred stock may be converted in anticipation of profiting from a relative mispricing between them.

          o OPTION VOLATILITY ARBITRAGE. Purchasing an option when its implied volatility is below its historic mean and selling short the underlying security to hedge. Conversely, if implied volatility is above its historic mean, the Portfolio Manager would likely sell an option and buy the underlying security to hedge.

          o CAPITAL STRUCTURE ARBITRAGE. Buying "long" and selling "short" different classes of securities of the same issuer in anticipation of profiting from the relative mispricing between them. Convertible-bond arbitrage and equity-warrant arbitrage are forms of balance-sheet arbitrage.

          o FIXED INCOME ARBITRAGE. Purchasing government, corporate mortgage or bank debt securities and selling "short" government, corporate, mortgage or bank debt securities in anticipation of profiting from a relative mispricing between them.

          o EVENT ARBITRAGE. Investing in the securities of companies that are the subject of a corporate event, where there is a perceived differential between the current market price and the value to be received from the successful consummation of the anticipated corporate event. Conversely, short positions may be taken in anticipation of a failure of such events. Event arbitrage includes the following strategies, among others:

               o MERGER ARBITRAGE: Investing in the securities of publicly-traded companies involved in announced mergers or acquisitions, cash tender offers, exchange offers or corporate recapitalizations, either long or short, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

               o DISTRESSED SECURITIES INVESTING: Investing in the securities of companies involved in bankruptcies, liquidations, workouts and financial reorganizations, either long or short, in order to realize profit potential.

                                   LONG-SHORT

     Long-Short Trading Strategies generally involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading.

          o STATISTICAL ARBITRAGE. Buying "long" a security, or a basket of securities, that are believed to be undervalued relative to their historic price and selling "short" a related security, or related basket of securities, that are believed to be overvalued relative to their historic price in anticipation of profiting as the prices of the securities, or baskets of securities, return to their historic prices.

          o FUNDAMENTAL LONG-SHORT. Buying "long" and selling "short" portfolios of securities which, in the aggregate, have limited market exposure using fundamental analysis in anticipation of profiting from the excess return provided by the portfolios over the market return.

                                OTHER STRATEGIES

     Portfolio Managers may also employee the following trading strategies, including but not limited to equity, and fixed-income securities or currency and commodities using either technical or fundamental analysis or a combination thereof in order to profit from movements in the prices of these securities or commodities. Portfolio Managers may concentrate their trading in specific industry sectors and the nature of their trading activities may be either short- or long-term. Trading can include emerging market securities or commodities, and examples of relevant strategies include the following.

          o GLOBAL MACRO. Making opportunistic investments in any type of market or instrument that a Portfolio Manager believes offers a high profit potential, often based on macroeconomic supply-and-demand factors rather than company-specific analysis. Portfolio Managers employing this strategy may take large long or short positions in derivatives, currencies or commodities, as well as in various types of securities. Such positions may reflect the Portfolio Manager's views on the direction of an asset class, or may be offsetting positions that reflect the Portfolio Manager's views on the relative value of two or more asset classes.

          o CURRENCY & COMMODITY TRADING. This strategy can be employed as part of a Global Macro Strategy. Portfolio Managers employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

          o MULTI-STRATEGY. Portfolio Managers of multi-strategy funds can invest across a range of strategies and markets and have the unique ability to shift capital across a variety of strategies based on the market environment and the opportunities available in the financial markets.

NEGOTIATION OF TERMS

     In some cases, 2100 actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

     When determined to be appropriate, 2100 will withdraw the Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

     The identity and number of Portfolio Managers will change over time. 2100 may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers, including a majority of the persons comprising the Board of Managers who are not "interested persons," as defined by the 1940 Act, of the Fund, the Adviser or 2100 or their affiliates. The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.

     Certain of the Portfolio Managers chosen for the Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. 2100 does not require any Portfolio Managers it selects for the Fund to be so registered.

BORROWING; USE OF LEVERAGE

     The Fund and the Master fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are permitted to borrow money for a variety of purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. It is anticipated that any borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be made solely for Portfolio Accounts and, aside from this potential use, are not a principal investment strategy of the Master Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage.

     The Fund and Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of each of the Fund's and Master Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act, if any) and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. (SEE "Investment Practices and Related Risk Factors - Leverage.") The Asset Coverage Requirement applies to borrowings by the Fund and Master Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for the Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Funds ability to otherwise invest those assets or dispose of those securities.

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

     All investments made by the Fund and Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

     This section discusses the types of financial instruments that may be used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

     PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY 2100 ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

     Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities.

(SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income

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

securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

     Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes on interest, dividends, capital gains or other income; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors - Emerging Market Investments.")

      A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund generally will not invest more than 25% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. 2100 believes that this approach can help to reduce overall investment risk.

LEVERAGE

     Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund may also borrow money as discussed under "Investment Program - Borrowing; Use of Leverage."

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

     Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

     Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

     If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures

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

contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.

     Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net

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

amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

     The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, 2100 will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

     EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

     Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a sub-manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers of the Fund. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors - Liquidity Risks.")

                             ADDITIONAL RISK FACTORS

EMERGING MANAGERS

     Investments in the Portfolio Funds involve a high degree of business and financial risk that can result in substantial losses. The Portfolio Funds in which the Master Fund will invest are expected to be managed by "emerging managers" who may lack a significant track record, have limited assets under management and/or not have a fully developed client base among other characteristics, and, as a result, may: (i) generate substantial losses; (ii) be subject to substantial fluctuations in performance results from period to period; or (iii) need substantial additional capital to enable them to participate in select investments, achieve desired performance results or maintain a competitive position within the investment industry. Moreover, such Portfolio Funds may face competition from other investment funds, which, compared to the Portfolio Funds, may be more established, have a larger number of qualified management and technical personnel and benefit from a larger capital base that provides them greater access to desirable investment opportunities requiring substantial capital.

INCENTIVE ALLOCATION

     The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from [____] of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

     The Fund and the Master Fund are newly formed entities and have no operating history upon which prospective investors can evaluate their likely performance. There can be no assurance that the Fund or the Master Fund will achieve their investment objective.

LIQUIDITY RISKS

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

     Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Interest in the Fund. Although the Fund will offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Interests from Members no later than [_______], and thereafter, four times each year, as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Interests and Transfers.")

     Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its interests in the Master Fund.

DISTRIBUTIONS TO MEMBERS

     The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy.

COUNTERPARTY CREDIT RISK

     Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

     2100 invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and thus the Fund depend upon the ability of 2100 and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by 2100 and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

     There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

     RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and, therefore, the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by 2100. The Master Fund expects to receive advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by 2100.

     For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

     ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

     The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

     The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions. In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

     INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     LIQUIDITY IMPLICATIONS. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

     Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, 2100 would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of interests to Members.

     LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

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

VALUATION ESTIMATES

     In most cases, 2100 will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by 2100 from such Portfolio Managers will typically be estimates only, subject to revision based on Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Master Fund's annual audit is completed.

     Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Master Fund Board.

     The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund Board. In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. 2100 will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Interests are repurchased.

OTHER CONSIDERATIONS

     MASTER-FEEDER STRUCTURE. The Fund does not invest directly in individual securities. Instead, it invests all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Managers of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of its interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase interests. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investors may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds.

     DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers. (SEE "Tax Aspects.")

     CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT INVESTORS. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Internal Revenue Code of 1984, as amended (the "Code"), and other tax-exempt investors, may purchase Interests. Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations." Because the Portfolio Funds and, to a lesser extent, the Fund and the Master Fund may use leverage, and the Portfolio Funds may engage in certain business activities, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. (SEE "Tax Aspects," "ERISA Considerations.") The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Interests.

     FOREIGN TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     DILUTION. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Master Fund, continued sales of the interests in the Master Fund will dilute the participation of existing members in such Portfolio Funds.

     CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

     WITHDRAWAL BY ADVISER OR ITS AFFILIATES. It is currently expected that the Adviser, or an affiliate of the Adviser, will make a substantial investment in the Fund. The Adviser, or its affiliate, is generally not restricted in its ability to have its Interest repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law. As a result, the Adviser, or its affiliate, may reduce significantly its Interest, or may withdraw completely as a Member. This could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.

     THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.

                               PERFORMANCE HISTORY

     The Fund has no operating history. Appendix D contains investment performance information for other investment vehicles that are managed by 2100 using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by 2100. It should not be viewed as indicative of the future investment performance of the Fund.

     Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix D. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager. The Fund may not: o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

o    Underwrite  securities of other issuers,  except insofar as the Fund may be
     deemed  an  underwriter   under  the  1933  Act,  in  connection  with  the
     disposition of its portfolio securities.

o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that: (i) the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the
     Fund); and (ii) the Fund (if it invests directly in Portfolio Funds rather than the Master Fund) and the Master Fund will invest 25% or more of the value of their respective total assets in Portfolio Funds except during temporary adverse market conditions affecting Portfolio Funds in which they may invest. Additionally, neither the Fund nor the Master Fund may invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding Interests.

     Under the 1940 Act, the vote of a majority of the outstanding Interests of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the Interests present at the meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present or represented by proxy; or
(ii) of more than 50% of the outstanding Interests of the Fund, whichever is less.

     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     Neither the Adviser nor 2100 will not cause the Fund to make loans to or receive loans from the Adviser, 2100 or their affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser or 2100, subject to compliance with the 1940 Act. (SEE
"Conflicts  of  Interest"  and   "Brokerage.")

     The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Interests, subject to the eligibility requirements described in this Prospectus.

     Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.


---------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND        TERM OF             PRINCIPAL OCCUPATION                    NUMBER
POSITION              OFFICE AND          DURING PAST 5 YEARS                     OF FUNDS          OTHER
WITH THE FUND         LENGTH OF                                                   IN FUND           DIRECTORSHIPS
                      TIME SERVED                                                 COMPLEX           HELD BY
                                                                                  OVERSEEN          MANAGERS
                                                                                  BY
                                                                                  MANAGER
---------------------------------------------------------------------------------------------------------------------
                                       DISINTERESTED MANAGERS
---------------------------------------------------------------------------------------------------------------------
                      Indefinite/Since
                      [--------]
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                        INTERESTED MANAGER*
---------------------------------------------------------------------------------------------------------------------
David J. Bullock (49)  Indefinite/Since  Director, President, and Chief
                       [________]        Executive Officer, Old Mutual
                                         Capital, Inc. since 2004. Trustee
                                         and Chief Executive Officer, Old
                                         Mutual Investment Partners, Trustee,
                                         Old Mutual Fund Services, and
                                         Director, Old Mutual Shareholder
                                         Services, Inc. since 2003. President,
                                         Old Mutual Insurance Series Fund
                                         since 2003. Chief Executive Officer,
                                         President, and Director, Liberty
                                         Ridge Capital, Inc. (July 2003 -
                                         October 2005).  Chief Operating
                                         Officer, Liberty Ridge Capital, Inc.
                                         (July 2003 - March 2004).  President
                                         and Chief Executive Officer,
                                         Transamerica Capital, Inc. (1998 -
                                         2003).
---------------------------------------------------------------------------------------------------------------------
                                       OFFICERS WHO ARE NOT MANAGERS
---------------------------------------------------------------------------------------------------------------------
                          Indefinite/Since
                          [--------]
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


* Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Manager or 2100 or their affiliates.

     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or 2100 or their affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the

Manager has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Manager; (iii) the Manager or other affiliate of the Fund or; (iv) any person controlling, controlled by or under common control with the Manager.

     As of the date of this Prospectus, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding interests of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser, 2100 or Old Mutual Investment Partners, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser, 2100 or Old Mutual Investment Partners. Prior to the offering of the Interests, [____], an affiliate of the Adviser, will be the sole Member of the Fund and may be considered a controlling person of the Fund.

SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2005.


            NAME OF MANAGER              DOLLAR RANGE OF EQUITY SECURITIES OF     AGGREGATE DOLLAR RANGE OF EQUITY
                                                        THE FUND                     SECURITIES OF ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                                                   MANAGER IN FAMILY OF INVESTMENT
                                                                                               COMPANIES
----------------------------------      -------------------------------------     -----------------------------------






COMPENSATION

     The following table sets forth the approximate aggregate compensation the Fund expects to pay to the Independent Managers for their first full fiscal year of service and the aggregate compensation paid by all investment companies in the Fund Complex to the Independent Managers for the calendar year ended December 31, 2005.

                                                          PENSION OR
                                    AGGREGATE        RETIREMENT BENEFITS        ESTIMATED        TOTAL COMPENSATION
                                   COMPENSATION       ACCRUED AS PART OF      ANNUAL BENEFITS        FROM THE FUND
       NAME OF PERSON             FROM THE FUND         FUND EXPENSES        UPON RETIREMENT      AND FUND COMPLEX
       --------------             -------------         -------------        ---------------      ----------------







     Currently, the Independent Managers are each paid an annual retainer of $[_______] by the Fund, and are reimbursed by the Fund for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Fund.

COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. As the Fund is newly organized, no meetings of the Audit Committee have been held as of the date of this Prospectus.

     The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to [____________] that include biographical information and set forth the qualifications of the proposed nominee. As the Fund is newly organized, no meetings of the Nominating Committee have been held as of the date of this Prospectus.


PROXY VOTING

     2100 votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, 2100 seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. 2100 has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. Information regarding how 2100 voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained, (i) without charge, upon request, by calling (212) 908-9660 and (ii) on the SEC's Internet web site at http://www.sec.gov.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER

     Old Mutual Capital, Inc. (the "Adviser"), a Delaware corporation, serves as the investment adviser of the Master Fund and the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser was organized in 2004 and is a subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange-listed international financial services firm. As of [___], the Adviser provided investment advisory services to client portfolios with assets of approximately [___].

     Pursuant to a management agreement with the Fund, dated as of [___] (the "Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Management Agreement, the Adviser is authorized to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services.

     In consideration for the services provided by the Adviser, the Fund pays the Adviser a [___] fee at an annualized rate of [_____] of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Management Fee "). The Management Fee is payable in arrears within [___] business days after the end of the quarter.

     Pursuant to its management agreement with the Master Fund dated as of [___] (the "Master Fund Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund. The Adviser also provides office space, telephone and utilities and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under Master Fund Management Agreement. The Master Fund does not pay any advisory fee to the Adviser under the Master Fund Management Agreement. However, under the Master Fund Management Agreement, in the event the Adviser ceases to serve as the investment adviser to the Fund, the Master Fund would then be subject to advisory fees that would not exceed those currently charged to the Fund under the Management Agreement. In addition, pursuant to the terms of the Master Fund Management Agreement, the Adviser is authorized, subject to the approval of the Master Fund Board and the members of the Master Fund, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services.

     The Management Agreement was unanimously approved by the Board of Managers (including the vote of each of the Independent Managers), at a meeting held in person on [_____], and was approved on [_____] by [_____] as the organizational member of the Fund. The Master Fund Management Agreement was unanimously approved on the same date by the Master Fund Board (including the vote of each of the independent managers of the Master Fund), at a meeting held in-person, and was approved on [_____] by [_____], as the organizational member of the Master Fund. The Management Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Board of Managers; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or
(iii) the Adviser. Similarly, the Master Fund Management Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Master Fund Board;
(ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or (iii) the Adviser.

     The initial term of each of the agreements expires on [_____], and each agreement may be continued in effect from year to year thereafter if its continuance is approved annually by: (i) in the case of the Management Agreement, either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval; and (ii) in the case of the Master Fund Management Agreement, the Master Fund, or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund Board; provided that in either event the continuance is also approved by a majority of the independent managers of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

     The Management Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Management Agreement.

     The Master Fund Management Agreement provides that the Adviser will not be liable to the Master Fund for any loss suffered by the Master Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Master Fund Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Master Fund Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Master Fund Management Agreement.

THE SUB-ADVISER

     Pursuant to a sub-advisory agreement with the Adviser, dated as of [____] (the " Fund Sub-Advisory Agreement"), 2100 Larch Lane LLC ("2100" or the "Sub-Adviser"), a Delaware limited liability company, provides day-to-day investment management services to the Fund. In addition, pursuant to a sub-advisory agreement with the Adviser, dated as of [____] (the "Master Fund Sub-Advisory Agreement"), the Sub-Adviser provides day-to-day investment management services to the Master Fund and is responsible for the selection of Portfolio Managers and the allocation of the assets of the Master Fund for investment among the Portfolio Managers. Also, the Sub-Adviser is responsible for investing the cash portion of the Master Fund's assets not invested in Portfolio Funds or through Portfolio Accounts. The Sub-Adviser manages both domestic and offshore investment vehicles. As of [___], the Sub-Adviser provided investment advisory services to client portfolios with assets of approximately [___].

     The Sub-Advisory Agreement was unanimously approved by the Board of Managers (including the vote of each of the Independent Managers), at a meeting held in person on [_____], and was approved on [_____] by [_____] as the organizational member of the Fund. The Master Fund Sub-Advisory Agreement was unanimously approved on the same date by the Master Fund Board (including the vote of each of the independent managers of the Master Fund), at a meeting held in-person, and was approved on [_____] by [_____], as the organizational member of the Master Fund. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Board of Managers; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or (iii) the Sub-Adviser. Similarly, the Master Fund Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Master Fund Board;
(ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or (iii) the Sub-Adviser.

     The initial term of each of the agreements expires on [_____], and each agreement may be continued in effect from year to year thereafter if its continuance is approved annually by: (i) in the case of the Sub-Advisory Agreement, either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval; and (ii) in the case of the Master Fund Sub-Advisory Agreement, the Master Fund, or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund Board; provided that in either event the continuance is also approved by a majority of the independent managers of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

     The agreements provide that 2100 will not be liable to the Adviser for any loss suffered by the Adviser in connection with the performance by 2100 of its duties under the agreements, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of 2100 or any of its officers, directors or employees in the performance of their duties under the agreements, or from reckless disregard by 2100 of its obligations and duties under the agreements.

             [BOARD CONSIDERATIONS WILL BE INSERTED WHEN AVAILABLE]

INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

               [PORTFOLIO MANAGER WILL BE INSERTED WHEN AVAILABLE]

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any Management Agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind either the Fund or the Master Fund.

     Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its interests in the Master Fund in the same proportion and in the same manner as the interests of all other member of the Master Fund are voted.

                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     2100 expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. 2100 generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. 2100 considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser or 2100) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

                    MEMBER AND ACCOUNT SERVICES ARRANGEMENTS

     The Fund has entered into a Member Services Agreement with Old Mutual Investment Partners (previously defined as the "Service Agent"), whose principal business address is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237 to provide (or arrange for the provision of) ongoing Member and account maintenance services. Under the terms of a Member servicing agreement between the Fund and the Service Agent (previously defined as the "Member Services Agreement"), the Service Agent is authorized to provide, or retain other broker-dealers and financial advisors (previously defined as "Member Service Providers") to provide ongoing Member and account maintenance services to the Members of the Fund. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning capital account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of records containing Member information; and providing such other information and Member services as the Fund (or the Service Agent) may reasonably request. Under the Member Services Agreement, the Fund pays a quarterly Member Servicing Fee at an annualized rate of [_____] of the average net assets of the Fund during the calendar quarter to the Service Agent as compensation for payments made to Member Service Providers and/or for ongoing Member servicing activities performed by the Service Agent. The Service Agent (or one of its affiliates) may pay from its own resources additional compensation to Member Service Providers for ongoing Member servicing. Furthermore, the Adviser, in its discretion and from its own resources, may pay to Member Service Providers in respect of their customers' investments in the Fund, additional compensation not to exceed [___] (on an annualized basis) of the aggregate value of outstanding Interests held by Members introduced by the Member Service Provider.

                                  ADMINISTRATOR

     [_____] (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate its administrative functions to a sub-administrator. In consideration for these services, the Fund pays the Administrator an annual fee [(paid monthly)] in an amount equal to a maximum of [_____]%, per annum, of the average net assets of the

Fund, subject to an annual minimum fee of $[_____] during the first year during which the contract is effective and a yearly minimum fee of $[_____] for each year thereafter. The Administrator also serves as the transfer agent for Interests.

                           CUSTODIAN AND ESCROW AGENT

     [_____] (the "Custodian") serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or 2100, or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is [_____].

     [_____] serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Interests may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is [_____].

                                FEES AND EXPENSES

     The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

     In addition to fees paid under the Management Agreement and Member Services Agreement, the Fund bears its own operating expenses and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among 2100 and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

     The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between [____], on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between [____] of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account-related advisory arrangements will be subject to the approval of the Board of Managers and Members.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses), to [____] per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

     The Fund will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Interest or portion of an Interest of any Member; or
(v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

     Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

     Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (SEE "Tax Aspects.")

 ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

     Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, in its sole discretion and at the request and expense of that Member, assist the Member in applying for the refund.

     Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

     The net asset value of the Fund will be determined by or at the direction of the 2100 as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value of the Fund will be based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund will be based primarily on the fair value of its interests in Portfolio Funds. In accordance with these policies, investments in Portfolio Funds are valued at their "fair value." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

     Before investing in any Portfolio Fund, 2100 will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that 2100 reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the Master Fund Board provide that 2100 will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, 2100 will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

     The Fund's and the Master Fund's valuation procedures require 2100 to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. 2100 or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

     The Portfolio Funds are required to provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. 2100 attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by 2100 to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

     To the extent the Master Fund invests its assets through Portfolio Accounts, and the Fund invests in money market instruments, the Fund and the Master Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

     Securities listed on the Nasdaq National Market System ("Nasdaq") are valued at the Nasdaq Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best offer price if the last trade price is below such bid and down to Nasdaq's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the net asset value of the Master Fund. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than Nasdaq securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Master Fund Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the board of managers of the Master Fund to represent fair value.

      All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                              CONFLICTS OF INTEREST

GENERAL

     The Adviser and 2100 and their respective affiliates and members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, the "Clients"). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and 2100 and their respective officers are engaged in substantial activities other than on behalf of the Fund and the Master Fund and may have conflicts of interest in allocating their time and activity between the Fund, the Master Fund and such other activities. The Adviser and 2100 and their respective officers and employees devote so much time to the affairs of the Fund and the Master Fund as in their judgment is necessary and appropriate.

     2100 or one of its respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular client or for itself or its officers, directors, partners, members or employees, but 2100 may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which 2100, its affiliates or its clients have made investments which would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of 2100, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Master Fund and, indirectly, the Fund in certain situations, if among other reasons, the investment activities limit the Master Fund's ability to invest in a particular investment vehicle or investment.

     The Adviser and 2100 and their affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or their affiliates, including the Portfolio Funds. (All Portfolio Funds and other accounts managed by the Portfolio Managers or their affiliates, excluding the Fund and the Master Fund, are referred to collectively as the "Portfolio Manager Accounts.")

     The Adviser and 2100 and their affiliates or their Clients may (i) have an interest in an account managed by, or (ii) enter into relationships with, a Portfolio Manager or its affiliates on terms different than the terms entered into with the Fund and the Master Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Adviser or 2100 may provide from time to time to one or more Portfolio Manager Accounts or to the Master Fund.

     The Adviser and 2100 and their respective affiliates, including their directors, officers or employees, may have business relationships with the issuers of securities that are held by the Portfolio Funds or by the Master Fund. They may also own the securities of these issuers. However, in making investment decisions for the Master Fund and the Portfolio Funds, 2100 does not obtain or use material inside information acquired by it or its affiliates in the course of those relationships. In addition, affiliates of the Adviser or 2100 may have made loans which are currently outstanding that could be repaid with proceeds of securities purchased by the Master Fund or a Portfolio Fund.

      The Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser or 2100 is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser or 2100.

     Other present and future activities of the Adviser, 2100, the Portfolio Managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser or 2100, as applicable, will attempt to resolve such conflicts in a fair and equitable manner. The use of a master-feeder structure also may create a conflict of interest in that different tax considerations for the Fund and other feeder funds may cause the Master Fund to structure or dispose of an investment in a manner that is more advantageous to one feeder fund.

PORTFOLIO MANAGERS

     Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."

     PARTICIPATION IN INVESTMENT OPPORTUNITIES. 2100 anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio
Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

     Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time. These factors may include the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (I.E., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account, however, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

     When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

     Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

     Each  Portfolio  Manager  and  its  principals,   officers,  employees  and
affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

     Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or 2100 and their affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser or 2100 and their affiliates may provide either: (i) to one or more Portfolio Accounts; or (ii) to the Master Fund.

     OTHER MATTERS. Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

                                 CODE OF ETHICS

     The Adviser and 2100 and their affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and 2100 and their affiliates (including personnel of the Adviser or 2100) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Master Fund, the Adviser, 2100 and the Distributor have adopted a joint code of ethics (the "Code of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

     Future investment activities of the Adviser and 2100 and their affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                             PURCHASES OF INTERESTS

PURCHASE TERMS

     The Fund intends to accept initial and additional purchases of Interests made after the closing date for the initial purchase of Interests (expected to be on or about [____], 2006, or such earlier or later date as the Adviser determines). Monies received from prospective investors in advance of the initial closing date will be held in a non-interest bearing escrow account until the initial closing date. Interests may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Interests more or less frequently as determined by the Board of Managers. In order to purchase Interests, an investor must submit a completed investor certification to the Administrator generally seven calendar days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than seven calendar days before the investor's proposed purchase or such other date as the Distributor may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Distributor servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Distributor servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, deposit such monies with the Fund and the Fund will then issue the requisite number of Interests to the investor on the purchase date. With respect to the Fund's initial offering of Interests, if the Administrator accepts the investor's certification before the Funding Deadline, the investor's account will be debited by the Distributor servicing the investor's account and all monies representing the capital contribution will be deposited in a non-interest bearing escrow account. At the close of business on the initial closing date, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Distributor servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, invest such monies in the Fund and the Fund will then issue the requisite number of Interests to the investor. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Interests and the Board of Managers may, in its sole discretion, suspend purchases of Interests at any time.

     Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000 (each, net of any applicable sales load). Distributors have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000 (net of any applicable sales load). The minimum initial investment for employees of the Adviser, 2001 or a Distributor and their affiliates, and members of their immediate families, and in the sole discretion of the Adviser, as applicable, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 (net of any applicable sales load). The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Capital Accounts and Allocations -- Net Asset Valuation.")

     Each new Member must agree to be bound by all of the terms of the Company Agreement.

ELIGIBLE INVESTORS

     The Fund intends to sell Interests only to prospective investors who are U.S. persons for Federal tax purposes and meet the definition of "accredited investor" as defined in Regulation D under the 1933 Act. Investors who are "accredited investors" as defined in Regulation D (generally, persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; or entities having total assets of at least $5 million or entities all of whose beneficial owners are themselves accredited investors) are referred to in this Prospectus as "Eligible Investors." Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an Eligible Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor. (The form certification that each investor will be asked to sign is contain in Appendix C of this Prospectus.) Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

     A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

PLAN OF DISTRIBUTION

     Distributors may be retained by the Fund to assist in the distribution of Interests and will generally be entitled to a fee for such services. As of the date of this Prospectus, Old Mutual Investment Partners, an affiliate of the Adviser, has been selected as the Fund's Distributor, and serves in that capacity on a reasonable best efforts basis, subject to various conditions.

     A Distributor will generally be entitled to receive a sales load from each investor in the Fund whose Interests the Distributor places. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed ____ of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Distributors.)

     The sales load will be charged as a percentage of an investor's investment amount. The sales load will be subtracted from an investor's investment amount, and it will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the Distributor in consultation with the Fund, and is expected to be waived for the Adviser and 2100 and their affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Distributors and certain of their affiliates.

     In addition, under the Member Services Agreement (as described under "Member and Account Services Arrangements" above), the Fund will pay a quarterly Member Servicing Fee at the annualized rate of [____] of the average net assets of the Fund during the calendar quarter to the Service Agent as compensation for payments made to Member Service Providers and/or for ongoing Member servicing activities performed by the Service Agent. The Service Agent (or one of its affiliates) may pay from its own resources additional compensation to Member Service Providers for ongoing Member servicing. Furthermore, the Adviser, in its discretion and from its own resources, may pay to Member Service Providers in respect of their customers' investments in the Fund, additional compensation not to exceed [____] (on an annualized basis) of the aggregate value of outstanding Interests held by Members introduced by the Member Service Provider.

     In accordance with applicable NASD Conduct Rules, ___________________ in its capacity as the Distributor has agreed to cap the sales loads it receives from investors at [____] of the total proceeds proposed to be received by the Fund in respect of sales of Interests registered pursuant to this offering (the "Offering Proceeds"). In addition, the compensation paid by the Fund to [___________________] in its capacity as the Service Agent, and by the Adviser and the Service Agent to the Member Service Providers, who are NASD members, for providing ongoing investor and account maintenance services (as described under "Member and Account Services Arrangements" above) will be capped at 7% of the Offering Proceeds. The fees to be received by Old Mutual Investment Partners in its capacity as Distributor, and the fees to be received by Old Mutual Investment Partners and any Member Service Providers, who are NASD members, for providing ongoing investor and account maintenance services, have been deemed by the NASD to be underwriting compensation in connection with the offering of Interests.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Interests.

REPURCHASES OF INTERESTS

     The Fund from time to time will offer to repurchase outstanding Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE INTERESTS FROM MEMBERS NO LATER THAN [__________________], AND THEREAFTER, FOUR TIMES EACH YEAR, AS OF THE LAST DAY OF EACH CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

          o whether any Members have requested the Fund to repurchase their Interests or portions thereof;

          o    the liquidity of the Master Fund's assets;

          o the investment plans and working capital requirements of the Fund and the Master Fund;

          o the relative economies of scale with respect to the size of the Fund;

          o    the history of the Fund in repurchasing Interests;

          o    the economic condition of the securities markets; and

          o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

     The Fund will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Interest (or the portion thereof) that is being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Fund shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Interests when making their decision as to whether to tender Interests for repurchase.

     The Company Agreement provides that the Fund shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Interest as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

     Repurchases of Interests or portions thereof from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Interests or portion of Interests.

     The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of its board of managers based on considerations substantially identical to those considered by the Fund's Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund's board of managers that the Master Fund offer to repurchase Interests from its members no later than [____], and thereafter, four times each year, as of the last day of each calendar quarter.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds, the Adviser expects that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value if a Member's entire Interest is repurchased) approximately one month after the Valuation Date. The value of Interests can change significantly between the date by which a Member must decide whether to tender its Interest for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. The balance due to each Member who tenders his Interest, or a portion thereof, will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 90% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

     If a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Fund will repurchase only a PRO RATA portion of the Interest tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser, 2100, or the Distributor and their affiliates, and members of their immediate families, and in the sole discretion of the Adviser, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

     The Fund may cancel an offer to repurchase Interests (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if:
(a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Interests tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Interests tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Interests pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

     The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (SEE "Investment Practices and Related Risk Factors -- Leverage.")

MANDATORY REDEMPTION BY THE FUND

     The Company Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund, the Adviser or 2100 to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

TRANSFERS OF INTERESTS

     Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member: or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Fund to repurchase Interests; and
(iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, (y) to members of the transferring Member's immediate family (brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $[_____].

A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

     Any transferee that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company Agreement and to tender the Interest for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Fund as a Member.

     By purchasing an Interest, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, 2100, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

CIRCULAR 230 NOTICE. THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH  PROSPECTIVE  MEMBER SHOULD  CONSULT WITH ITS OWN TAX ADVISOR IN ORDER
FULLY  TO  UNDERSTAND  THE  FEDERAL,   STATE,   LOCAL  AND  FOREIGN  INCOME  TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

     CLASSIFICATION OF THE FUND. The Fund will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     None of the opinions of counsel described above, however, are binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

     The Master Fund intends to operate as a partnership for Federal tax purposes and not as an entity taxable as a corporation.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING A MEMBER OF THE MASTER FUND AND AN INDIRECT INVESTOR IN PORTFOLIO FUNDS.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

     ALLOCATION OF PROFITS AND LOSSES. Under the Company Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

     Under the Company Agreement, the Fund has the discretion to allocate specially an amount of ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) for Federal income tax purposes to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Fund makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's tax items allocable to the remaining Members would be affected.

     TAX ELECTIONS; RETURNS; TAX AUDITS. The Code generally provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, the Board of Managers, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether the Master Fund or any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to cause the Fund to make such election.

     The Board of Managers decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. [ ], designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

     MANDATORY BASIS ADJUSTMENTS. Under new legislation, the Fund and the Master Fund are generally required to adjust their tax basis in their assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the relevant partnership's property. The Fund and the Master Fund are also required to adjust their tax basis in their assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (i.e., in excess of $250,000) in respect of partnership property immediately after the transfer. For this reason, the Fund will require (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of an Interest (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Interest.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

     A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term, long-term or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

     As discussed above, the Company Agreement provides that the Fund may specially allocate items of ordinary income and/or capital gain (including short-term capital gain) and deductions, ordinary loss and/or capital loss (including long-term capital loss) to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of income or gain may result in the withdrawing Member recognizing ordinary income and/or capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of deduction or loss may result in the withdrawing Member recognizing ordinary loss and/or capital loss, which may include long-term capital loss, in the Member's last taxable year in the Fund, thereby reducing the amount of short-term capital loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

     DISTRIBUTIONS OF PROPERTY. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the rule treating a distribution of property as a distribution of cash would not apply.

TAX TREATMENT OF FUND INVESTMENTS

     IN GENERAL. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Capital gains and losses recognized by the Fund may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the treatment of the Fund's securities positions.(1)

     The Fund may also realize ordinary income and losses with respect to its transactions. The Fund may hold debt obligations with "original issue discount." In such case the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.

     The maximum ordinary income tax rate for individuals is 35%(2) and, in general, the maximum individual income tax rate for "Qualified Dividends"(3) and long-term capital gains is 15%(4) (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. Capital losses of an individual taxpayer may generally be carried forward to succeeding tax years to offset capital gains and then ordinary income (subject to the $3,000 annual limitation). For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

--------------------------------
(1) Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment advisory agreements or Portfolio Funds as offsetting positions for purposes of the straddle rules.

(2) This rate is scheduled to increase to 39.6% in 2011.

(3) A "Qualified Dividend" is generally a dividend from certain domestic corporations, and from certain foreign corporations that are either eligible for the benefits of a comprehensive income tax treaty with the United States or are readily tradable on an established securities market in the United States. Shares must be held for certain holding periods in order for a dividend thereon to be a Qualified Dividend.

(4) The maximum individual long-term capital gains tax rate is 20% for sales or exchanges on or after January 1, 2009. The 15% maximum individual tax rate on Qualified Dividends is scheduled to expire on December 31, 2008.

     SECTION 1256 CONTRACTS. In the case of Section 1256 Contracts, the Code generally applies a "mark-to-market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts and certain other contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark-to-market" rules.

     With certain exceptions, capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts. A Section 1256 Contract does not include any "securities futures contract" or any option on such a contract, other than a "dealer securities futures contract" (see "Certain Securities Futures Contracts").

     CERTAIN SECURITIES FUTURES CONTRACTS. Generally, a securities futures contract is a contract of sale for future delivery of a single security or a narrow-based security index. Any gain or loss from the sale or exchange of a securities futures contract (other than a "dealer securities futures contract") is treated as gain or loss from the sale or exchange of property that has the same character as the property to which the contract relates has (or would have) in the hands of the taxpayer. If the underlying security would be a capital asset in the taxpayer's hands, then gain or loss from the sale or exchange of the securities futures contract would be capital gain or loss. Capital gain or loss from the sale or exchange of a securities futures contract to sell property (i.e., the short side of a securities futures contract) generally will be short-term capital gain or loss.

     A "dealer securities futures contract" is treated as a Section 1256 Contract. A "dealer securities futures contract" is a securities futures contract, or an option to enter into such a contract, that (1) is entered into by a dealer (or, in the case of an option, is purchased or granted by the dealer) in the normal course of its trade or business activity of dealing in the contracts and (2) is traded on a qualified board of trade or exchange.

     MIXED STRADDLE ELECTION. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Portfolio
Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

     POSSIBLE "MARK-TO-MARKET" ELECTION. To the extent that a Portfolio Fund is directly engaged in a trade or business as a trader in "securities," it may elect under Section 475 of the Code to "mark-to-market" the securities held in connection with such trade or business. Under such election, securities held by the Portfolio Fund at the end of each taxable year will be treated as if they were sold by the Portfolio Fund for their fair market value on the last day of such taxable year, and gains or losses recognized thereon will be treated as ordinary income or loss. Moreover, even if the Portfolio Fund determines that its securities activities will constitute trading rather than investing, there can be no assurance that the Service will agree, in which case the Portfolio Fund may not be able to mark-to-market its positions.

     SHORT SALES. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     EFFECT OF STRADDLE RULES ON MEMBERS' SECURITIES POSITIONS. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. Investors should consult their tax advisors regarding the application of the "straddle" rules to their investment in the Fund.(5)

     LIMITATION ON DEDUCTIBILITY OF INTEREST AND SHORT SALE EXPENSES. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (I.E., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, Qualified Dividends and long-term capital gains are excluded from net investment income unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.

     For purposes of this provision, the Fund's activities (other than certain activities that are treated as "passive activities" under Section 469 of the
Code) will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

     DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES AND CERTAIN OTHER EXPENDITURES. Investment expenses (E.G., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(6) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2006, $150,500 or $75,250 for a married person filing a separate return) to duct such investment expenses. Under such provision, there is a limitation on the deductibility of investment expenses in excess of 2% of adjusted gross income to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of

-------------------------------------
(5) The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Portfolio Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.

(6) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement among three Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

(i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(7) Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

     Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Fund (including the Management Fee, the fee paid to the Administrator, payments made on certain derivative instruments (if any) and any fee payable to the Portfolio Managers), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund. The Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

     The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisors with respect to the application of these limitations.

     Recently enacted legislation extends the period of time over which the Fund may elect to deduct organizational expenses for tax purposes from a period of at least 60 months to a fixed period of 180 months.

     A Member will not be allowed to deduct syndication expenses attributable to the acquisition of an Interest, including placement fees, paid by such Member or the Fund. Any such amounts will be included in the Member's adjusted tax basis for its Interest.

     Recently enacted legislation includes a provision (adding a new Section 470 of the Code) which may defer certain deductions of the Fund and the Master Fund to the extent any direct or indirect investors of the Fund and the Master Fund are tax-exempt persons, non-U.S. persons and any domestic government organizations or instrumentalities thereof. If applicable, this provision could have an adverse effect on taxable investors in the Fund. There is some uncertainty regarding the scope of the new provision and its applicability to the Fund and the Master Fund, which may be addressed in future guidance or legislation. Investors should consult their tax advisors regarding the consequences of this new provision with respect to an investment in the Fund.

     APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to certain activities of the Fund, including investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

     APPLICATION OF BASIS AND "AT RISK" LIMITATIONS ON DEDUCTIONS. The amount of any loss of the Fund that a Member is entitled to include in its income tax return is limited to its adjusted tax basis in its Interest as of the end of the Fund's taxable year in which such loss occurred. Generally, a Member's adjusted tax basis for its Interest is equal to the amount paid for such Interest, increased by the sum of (i) its share of the Fund's liabilities, as determined for Federal income tax purposes, and (ii) its distributive share of the Fund's realized income and gains, and decreased (but not below zero) by the sum of (i) distributions (including decreases in its share of Fund liabilities) made by the Fund to such Member and (ii) such Member's distributive share of the Fund's realized losses and expenses.

------------------------------------------
(7) Under recently enacted legislation, the latter limitation on itemized deductions has been reduced starting in calendar year 2006, will be further reduced starting in 2008, and will be completely eliminated in 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

     Similarly,   a  Member  that  is  subject  to  the  "at  risk"  limitations
(generally, non-corporate taxpayers and closely held corporations) may not deduct losses of the Fund to the extent that they exceed the amount such Member has "at risk" with respect to its Interest at the end of the year. The amount that a Member has "at risk" will generally be the same as its adjusted basis as described above, except that it will generally not include any amount attributable to liabilities of the Fund or any amount borrowed by the Member on a non-recourse basis.

     Losses denied under the basis or "at risk" limitations are suspended and may be carried forward in subsequent taxable years, subject to these and other applicable limitations.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in foreign corporations which are passive foreign investment companies ("PFICs") for Federal income tax purposes. A foreign corporation is considered a PFIC if (i) 75% or more of its gross income for the taxable year is "passive" or (ii) the average percentage of assets (by value) held by it during the taxable year which produce passive income, or which are held for the production of passive income, is at least 50%. As a result of the Fund's investment in a PFIC, Members would be subject to income taxation with respect to their share of income attributable to the PFIC under one of three complex methods designed to eliminate the benefit of any tax deferral that might otherwise be available as a result of an investment in a PFIC.

     Under the "interest charge" method, a Member is generally liable for tax (at ordinary income rates) plus an interest charge reflecting the deemed deferral of tax liability on the income arising when the Fund pledges or sells its PFIC shares at a gain, receives certain distributions from the PFIC or when the Member's indirect interest in the PFIC is reduced. Under a second option, if the Fund, or any Portfolio Fund, makes an election to have the PFIC treated as a qualified electing fund ("QEF"), Members would generally be taxed currently on their proportionate share of the ordinary earnings and net long-term capital gains of the PFIC whether or not the earnings or gains are distributed. If the PFIC realizes a net loss in a particular year, under the QEF rules, that loss will not pass through to the Members nor will it be netted against the income of any other PFIC with respect to which a QEF election has been made. Moreover, the loss also cannot be carried forward to offset income of the PFIC in subsequent years. Instead, a Member would only realize a tax benefit from the loss in calculating its gain or loss when it indirectly disposes of its shares in the PFIC. A Member should also note that under the QEF rules, it may be taxed on income related to unrealized appreciation in the PFIC's assets attributable to periods prior to the Fund's investment in the PFIC if such amounts are recognized by the PFIC after the Fund acquires PFIC shares. Moreover, any net short-term capital gains of the PFIC will not pass through as capital gains, but will be taxed as ordinary income. In order for the Fund or such Portfolio Fund to be eligible to make a QEF election, the PFIC would have to agree to provide certain information to the Fund on an annual basis. Members that are tax-exempt should consult their own tax advisors concerning the tax consequences of being a partner in a partnership that makes the QEF election with respect to an investment in a PFIC.

     Under the third alternative, the Fund generally will have the option to elect to mark its PFIC stock to market at the end of every year, provided the PFIC stock is considered "marketable" under applicable definitions. All such mark to market gains and losses (to the extent allowed) will be considered ordinary. Under recent regulations, it is unlikely that any PFIC shares that the Fund or any Portfolio Fund would invest in would be considered "marketable" unless the PFIC shares were regularly traded on a regulated securities exchange.

     OTHER "ANTI-DEFERRAL" PROVISIONS. Whether or not the PFIC provisions are applicable, pursuant to the "controlled foreign corporation" provisions of the Code, investments by the Fund in certain foreign corporations may, in certain circumstances, cause a Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds or (ii) recognize ordinary taxable income that would otherwise have been treated as long-term or short-term capital gain.

FOREIGN TAXES

     It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund, the Master Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will pay since the amount of the Fund's assets to be invested in various countries is not known.

     The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, the Master Fund and a Portfolio Fund which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject to the limitations discussed below and provided that, in the case of dividends, the foreign stock is held for the requisite holding period) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the Member's Federal tax (before the credit) attributable to its total foreign source taxable income. A Member's share of the Fund's dividends and interest from non-U.S. securities generally will qualify as foreign source income. Generally, the source of gain and loss realized upon the sale of personal property, such as securities, will be based on the residence of the seller. In the case of a partnership, the determining factor is the residence of the partner. Thus, absent a tax treaty to the contrary, the gains and losses from the sale of securities allocable to a Member that is a U.S. resident generally will be treated as derived from U.S. sources (even though the securities are sold in foreign countries). For purposes of the foreign tax credit limitation calculation, investors entitled to the 15% tax rate on Qualified Dividends and long-term capital gains described above (see "Tax Treatment of Fund Investments - In General"), must adjust their foreign tax credit limitation calculation to take into account the preferential tax rate on such income to the extent it is derived from foreign sources. Certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will also be treated as ordinary income derived from U.S. sources.

     The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends and interest. In addition, for foreign tax credit limitation purposes, the amount of a Member's foreign source income is reduced by various deductions that are allocated and/or apportioned to such foreign source income. One such deduction is interest expense, a portion of which will generally reduce the foreign source income of any Member who owns (directly or indirectly) foreign assets. For these purposes, foreign assets owned by the Fund will be treated as owned by the investors in the Fund and indebtedness incurred by the Fund will be treated as incurred by investors in the Fund.

     Because of these limitations, Members may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foregoing is only a general description of the foreign tax credit under current law. Moreover, since the availability of a credit or deduction depends on the particular circumstances of each Member, Members are advised to consult their own tax advisors.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(8) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

------------------------------
(8) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

     The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(9) To the extent the Fund recognizes income (I.E., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

     To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

     Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,(10) it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (E.G., losses from securities for which there is acquisition indebtedness).

     To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(11) A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax advisor with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

------------------------------------
(9)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

(10) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

(11) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax advisor in this regard.

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

TAX SHELTER REPORTING REQUIREMENTS

     The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return. The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund or a Portfolio Fund, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund and the Portfolio Funds. In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.

     A Member's recognition of a loss upon its disposition of an interest in the Fund could also constitute a "reportable transaction" for such Member, requiring such Member to file Form 8886.

     Under new legislation, a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

STATE AND LOCAL TAXATION

     In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

     One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements." Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.

     The Fund is treated as a partnership for New York State income tax purposes. A nonresident individual Member should not be subject to the New York State personal income tax with respect to his share of income or gain realized directly by the Fund due to an exemption that applies to partners in a partnership which purchases and sells securities for its own account. Individual Members who are residents of New York State should be aware that the New York State personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Fund's expenses. Prospective Members are urged to consult their tax advisors with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State tax liability.

     For purposes of the New York State corporate franchise tax, a corporation generally is treated as doing business in New York State and is subject to such corporate tax as a result of the ownership of a partnership interest in a partnership which does business in New York State.(12) New York State corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to New York by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss.

     Regulations under the New York State corporate franchise tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the

--------------------------------
(12) New York State generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

gross income requirements of Section 851(b)(2) of the Code. The qualification of the Fund as a "portfolio investment partnership" with respect to its investments through advisory accounts and Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, the Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing member may be treated as doing business in New York State as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Fund.

     New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Fund's or a Portfolio Fund's own account.

     A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax).

     Each prospective Member should consult its tax advisor with regard to the New York State tax consequences of an investment in the Fund.

                              ERISA CONSIDERATIONS

     CIRCULAR 230 NOTICE - THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     THE FOLLOWING SUMMARY OF CERTAIN ASPECTS OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") IS BASED UPON ERISA, JUDICIAL DECISIONS, DEPARTMENT OF LABOR REGULATIONS AND RULINGS IN EXISTENCE ON THE DATE HEREOF. THIS SUMMARY IS GENERAL IN NATURE AND DOES NOT ADDRESS EVERY ERISA ISSUE THAT MAY BE APPLICABLE TO THE FUND, THE MASTER FUND, OR A PARTICULAR INVESTOR. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN COUNSEL IN ORDER TO UNDERSTAND THE ERISA ISSUES AFFECTING THE FUND, THE MASTER FUND, AND THE INVESTOR.

GENERAL

     Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the IRC(13) (an "Individual Retirement Fund") should consider, among other things, the matters described below before determining whether to invest in the Fund, and thus the Master Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's

------------------------------------
(13) References hereinafter made to ERISA include parallel references to the Code.

purposes, the risk and return factors of the potential investment (including the fact that the returns may be subject to federal tax as unrelated business taxable income), the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Interests or to transfer their Interests. Before investing the assets of an ERISA Plan in the Fund (and thus, the Master Fund), a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund (and thus, the Master Fund) may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

PLAN ASSETS REGULATIONS

     The DOL has published a regulation (the "Regulation") describing when the underlying assets of an entity in which certain benefit plan investors ("Benefit Plan Investors") invest constitute "plan assets" for purposes of ERISA. Benefit Plan Investors include employee benefit plans as defined in Section 3(3) of ERISA, whether or not subject to Title I of ERISA, plans described in Section 4975(e)(1) of the IRC, government plans, church plans, non-U.S. employee benefit plans, certain insurance Fund general and separate accounts, and entities the underlying assets of which include plan assets by reason of investment therein by Benefit Plan Investors. The effect of the Regulation is to treat certain entities as pooled funds for the collective investment of plan assets.

     The Regulation provides that, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly offered security;" nor (b) a security issued by an investment fund registered under the U.S. Fund Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that:

     (i) the entity is an "operating company;" or

     (ii) the equity participation in the entity by Benefit Plan Investors is not "significant."

     Equity participation in an entity by Benefit Plan Investors is considered "significant" if 25% or more of the value of any class of equity interests in the entity is held by such Benefit Plan Investors. Equity interests held by a person with discretionary authority or control with respect to the assets of the entity and equity interests held by a person who provides investment advice for a fee (direct or indirect) with respect to such assets or any affiliate of any such person (other than a Benefit Plan Investor) are not considered for purposes of determining whether equity participation by Benefit Plan Investors is significant. The Regulation provides that the 25% of ownership test applies at the time of an acquisition by any person of the equity interests. In addition, an advisory opinion of the DOL takes the position that a redemption of an equity interest by an investor constitutes the acquisition of an equity interest by the remaining investors (through an increase in their percentage ownership of the remaining equity interests), thus triggering an application of the 25% test at the time of the redemption.

PLAN ASSET CONSEQUENCES

     The Board of Managers anticipates that the investments in the Fund by Benefit Plan Investors may equal or exceed 25% of the value of the Interests so that equity participation by Benefit Plan Investors will be considered "significant" under the Regulation. However, because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, neither the Board of Managers nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. In addition, under the regulation, because the Fund will register as an investment company under the 1940 Act, it will not be considered to be a Benefit Plan Investor. Thus, investment in the Master Fund by Benefit Plan Investors will not equal or exceed 25% of the value of the Interests so that equity participation by Benefit Plan Investors will not be considered "significant" under the Regulation and the underlying assets of the Master Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Master Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules.

REPRESENTATIONS BY PLANS

     An ERISA Plan proposing to invest in the Fund (and thus the Master Fund) will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's and the Master Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund, and thus the Master Fund, was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     WHETHER OR NOT THE UNDERLYING ASSETS OF THE FUND AND/OR THE MASTER FUND ARE DEEMED PLAN ASSETS UNDER THE REGULATION, AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND) BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND).

     ERISA PLANS AND INDIVIDUAL RETIREMENT FUNDS HAVING PRIOR RELATIONSHIPS WITH THE MEMBERS OF THE BOARD OF MANAGERS AND/OR ANY OF THEIR AFFILIATES

     Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board of Managers and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund, and thus the Master Fund, is a transaction which is prohibited by ERISA or the IRC.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER INTERESTS

     Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund.

POWER-OF-ATTORNEY

     By purchasing an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

                               REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

     THE FUND'S ABILITY TO PROVIDE FINAL SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX YEAR PRIOR TO APRIL 15 OF THE FOLLOWING YEAR WILL DEPEND UPON WHEN IT RECEIVES THE REQUISITE INFORMATION FROM PORTFOLIO FUNDS. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.") THE FUND WILL PROVIDE
SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER IT RECEIVES ALL NECESSARY INFORMATION. HOWEVER, DELAYS FREQUENTLY OCCUR. MEMBERS SHOULD THEREFORE BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.")

     The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.


                        TERM, DISSOLUTION AND LIQUIDATION

     The Fund shall be dissolved:

          o upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

          o upon the failure of Members to elect successor Managers at a meeting called by the Manager when no Manager remains to continue the business of the Fund;

          o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund if that Interest has not been repurchased by the Fund; or

          o    as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Losses."

     Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund will commence on the initial closing date and will end on March 31, 2007. The 12-month period ending December 31 of each year is the taxable year of the Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected [____________________________ ("_______________")] as the independent registered public accountants of the Fund. The independent registered public accountants are responsible for auditing the annual financial statements of the Fund. The principal business address of [_________] is located at [____________________________].

     Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters.


                                    INQUIRIES

     Inquiries  concerning  the  Fund  and  Interests   (including   information
concerning purchase and withdrawal procedures) should be directed to:

                           [---------------------------]
                           [---------------------------]
                           [---------------------------]
                           [---------------------------]
                           Telephone:  [___________________________]
                           Telecopier: [___________________________]

                                                        * * * * *

     ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

     Appendix B to this Prospectus provides financial information regarding the Fund. The Fund's financial statements have been audited by [________].

                                   APPENDIX A

                             [LLC Agreement to Come]

                                   APPENDIX B

                         [Financial Statements to Come]

                                   APPENDIX C

                        [INVESTOR CERTIFICATION TO COME]

                                   APPENDIX D

                    [ADVISER PERFORMANCE INFORMATION TO COME]

                                     PART C

                                OTHER INFORMATION

 ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

 25(1)   Financial Statements:
         The statement of assets and liabilities of the Registrant, dated as of [__________], 2006, is included as Appendix B to Part B of the Registrant's Registration Statement.*
 25(2)   Exhibits
         (a)(1)  Certificate of Formation
         (a)(2)  Limited Liability Company Agreement.*
         (b)     Not Applicable
         (c)     Not Applicable
         (d)     Incorporated by reference to Exhibits (a)(2) and (b) above.
         (e)     Not Applicable
         (f)     Not Applicable
         (g)(1) Form of Investment Advisory Agreement between the Registrant and Old Mutual Capital, Inc.*
         (g)(2) Form of Sub-Advisory Agreement between Old Mutual Capital, Inc. and 2100 Larch Lane LLC.*
         (h)(1) Form of Distribution Agreement between the Registrant and Old Mutual Investment Partners.*
         (i)     Not Applicable
         (j) Form of Custodian Services Agreement between the Registrant and [______________].*
         (k)(1) Form of Administration Agreement between the Registrant and [________________].*
         (k)(2) Form of Member Services Agreement between the Registrant and Old Mutual Investment Partners.*
         (k)(3) Form of Escrow Agreement between the Registrant and [________________].*
         (l)(1)  Opinion and Consent of Schulte Roth & Zabel LLP.*
         (m)     Not Applicable
         (n) Consent of ___________________, independent auditors for Registrant.*
         (o)     Not Applicable
         (p)     Certificate of Initial Member.*
         (q)     Not Applicable

         (r)     Code of Ethics.* * To be filed by amendment.

ITEM 26.   MARKETING ARRANGEMENTS

      Please refer to Item 25(2)(h) above.

 ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      All Figures are estimates
      Accounting Fees and Expenses*                  $
      Legal fees and expenses*                       $
      Printing and engraving*                        $
      Total*                                         $
* To be completed by amendment
 ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      Not Applicable

 ITEM 29.   NUMBER OF HOLDERS OF LIMITED LIABILITY COMPANY INTERESTS*

      The following table sets forth the approximate number of record holders of the Registrant's limited liability company interests as of [______________].

 TITLE OF                                                     NUMBER OF
 CLASS                                                      RECORD HOLDERS
 Limited Liability Company Interests

------------------------------------------------------------------------------

 ITEM 30.   INDEMNIFICATION*



 ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of Old Mutual Capital, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.*

 ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS*

          All accounts, books and other documents required to be maintained by
 Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

      (1) the Registrant, c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237;

      (2)  the Transfer Agent, [_____________________________________________];

      (3)  the Custodian, [______________________________________________]; and

      (4) the Adviser, Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

* To be completed by amendment


 ITEM 33.   MANAGEMENT SERVICES

          Except as described under "Investment Advisory Services" and "Administrator" in this Registration Statement, the Fund is not party to any management service related contract.

 ITEM 34.   UNDERTAKINGS

          The registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          The registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 1st day of May, 2006.


                                Old Mutual 2100 Emerging Managers Fund, L.L.C.


                           By:   /s/ David J. Bullock
                               ------------------------------------------------
                                            David J. Bullock
                                   Manager and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibits       Description

-------------------------------------------------------------------------------

(a)(1)Certificate of Formation of Old Mutual 2100 Emerging Managers Fund, L.L.C.